1 Speakers: Eric M. Green Chief Executive Officer William J. Federici Senior Vice President and Chief Financial Officer All trademarks and registered trademarks are the property of West Pharmaceutical Services, Inc., unless noted otherwise. West Pharmaceutical Services, Inc. Fourth Quarter 2015 Analyst Conference Call 9 a.m. Eastern Time, February 18, 2016 A webcast of today’s call can be accessed in the “Investors” section of the Company’s web site www.westpharma.com To participate on the call please dial: 877-930-8295 (U.S.) 253-336-8738 (International). The conference ID is 48925428 An online archive of the broadcast will be available at the site three hours after the live call and will be available through Thursday, February 25, 2016, by dialing: 855-859-2056 (U.S.) 404-537-3406 (International) The conference ID 48925428 These presentation materials are intended to accompany today’s press release announcing the Company’s results for the quarter and management’s discussion of those results during today’s conference call.

2 Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 This presentation and any accompanying management commentary contain “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to statements about expected financial results for 2016 and future years. Each of these estimates is based on preliminary information, and actual results could differ from these preliminary estimates. We caution investors that the risk factors listed under “Cautionary Statement” in today’s press release, as well as those set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission and as revised or supplemented by our quarterly reports on Form 10-Q, could cause our actual results to differ materially from those estimated or predicted in the forward-looking statements. You should evaluate any statement in light of these important factors. Except as required by law or regulation, we undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures Certain financial measures included in today’s press release and accompanying tables, in these presentation materials, and which may be referred to in management’s discussion of the Company’s results and outlook, are Non- GAAP (Generally Accepted Accounting Principles) financial measures. Non-GAAP financial measures should not be considered in isolation or as an alternative to such measures determined in accordance with GAAP. Please refer to “Notes to Non-GAAP Financial Measures” at the end of these materials for more information.

3  Net sales of $360 million, constant-currency growth of 9.7% • PPS sales growth of 9.8% • PDS sales growth of 9.2%  Gross margin of 33.3%, an increase of 1.9 margin points from last year  Adjusted diluted EPS of $0.47 • FX headwinds reduced EPS by $0.05 • Excluding FX impacts, adj. diluted EPS would have grown by 16% Q4 2015 highlights

4  Net sales of $1.4 billion, constant-currency sales growth of 7.2% • PPS sales growth of 8.5% • PDS sales growth of 4.1%  Gross margin of 32.6%, an increase of 1.1 margin points from last year  Adjusted diluted EPS of $1.83 • FX headwinds reduced EPS by $0.29 • Excluding FX impacts, adj. diluted EPS would have grown by 19% Full-year 2015 highlights

5 Long-term strategy Market Focus Customer Experience Operational Excellence Product & Service Differentiation Become the world leader in integrated containment and delivery of injectable medicines

6 Commercial team Market-focused Biologics are expected to account for 50% of the top 100 selling drugs in 2016. The injectable drug volume market is growing at a 6% CAGR. Generics expected to represent 10.5% of total prescriptions by 2020. West can address these unique market needs with tailored product and service offerings Pharmaceutical Biologics Generics Source: IMS, Patient Safety & Quality Healthcare, EvaluatePharma, team estimates

7 West net sales by category 2015 Net Sales by Category Proprietary Product Net Sales at Constant Currency Grew 7.6% in 2015 7% 32% 7% 33%  High-Value Components  Standard Packaging  Disposable Components  Proprietary Devices  Contract Manufacturing Proprietary Products 21%

8 Global operations Investing in our future  Expanding and optimizing capacity of our manufacturing plants  Establishing centers of excellence to serve key markets  New campus facility in Waterford, Ireland  Expanded & upgraded Kinston, NC & Singapore  Lean and operational excellence initiatives to drive margin and ROIC expansion  Commitment to quality continues to drive demand for premium products

9 Innovation & technology Differentiated products

10 2016 Outlook  Reaffirmed 2016 constant-currency sales growth of 6% to 8% • Expect high-value products growth in the high-single digit to low double-digit range  Expect to expand both gross and adjusted operating income margin  2016 adjusted diluted EPS expected to be in the range of $2.10 to $2.25 • Represents 15% to 23% growth over 2015

11 Fourth quarter 2015 summary results $ millions, except earnings per-share (EPS) data (1) “Net sales at constant currency”, “adjusted operating profit”, and “adjusted diluted EPS” are Non-GAAP measures. See slides 17 to 19 and the discussion under the heading “Non-GAAP Financial Measures” in today’s press release for an explanation and reconciliation of these items. Except as noted, statements in these slides concerning comparative sales are measured on a constant currency basis. Three Months Ended December 31, 2015 2014 Reported Net Sales $359.7 $349.8 Net Sales at Constant Currency(1) $383.6 $349.8 Gross Profit Margin 33.3% 31.4% Reported Operating Profit $45.2 $44.6 Adjusted Operating Profit(1) $46.6 $44.6 Diluted EPS $0.45 $0.43 Adjusted Diluted EPS(1) $0.47 $0.45 Also excluding adverse currency impact of approximately $0.05, Adjusted Diluted EPS grew 16%

12 Change in consolidated sales Fourth quarter 2014 to 2015 ($ millions) $359.7 ($23.9) $28.7 $5.1 $349.8 2014 Volume & Mix Sales Price Currency 2015

13 Change in consolidated gross profit margin % Fourth quarter 2014 to 2015 33.3% (0.3%) (1.7%) 2.5% 1.0% 0.4% 31.4% 2014 Volume & Mix Sales Price Raw Material Currency & Other Labor & Overhead 2015

14 Change in SG&A costs Fourth quarter 2014 to 2015 ($ millions) $62.4 $2.7 $2.5 $1.9 $1.2 $0.4 $0.3 $58.8 2014 Incentive & Stock Comp Other Comp All Other IT Projects US Pension Currency 2015

15 Cash flow and balance sheet metrics ($ millions) CASH FLOW ITEMS (UNAUDITED) (in millions) BALANCE SHEET ITEMS (UNAUDITED) (in millions) (2) Net debt and total invested capital are Non-GAAP measures. Net debt is determined by reducing total debt by the amount of cash and cash equivalents, and for purpose of measuring net debt to invested capital, total invested capital is the sum of net debt and shareholders’ equity. Please refer to “Notes to Non-GAAP Financial Measures” on slides 17 to 19 and “Non-GAAP Financial Measures” in today’s press release for additional information regarding those measures. Twelve Months Ended December 31, 2015 2014 Depreciation and amortization $89.9 $90.0 Operating cash flow $212.4 $182.9 Capital expenditures $131.6 $111.9 As of December 31, 2015 As of December 31, 2014 Cash and cash equivalents $274.6 $255.3 Debt $298.2 $335.5 Equity $1,023.9 $956.9 Net debt-to-total invested capital(2) 2.3% 7.7% Working capital $359.4 $406.6

16 2016 Full-year financial guidance(3) ($ millions, except EPS) Estimated 2016 Revenue(3) Estimated Gross Profit % Pharmaceutical Packaging Systems Segment $1,065 - $1,080 38.3% to 38.8% Pharmaceutical Delivery Systems Segment $420 - $430 20.7% to 21.7% Consolidated $1,485 - $1,510 33.3% - 34.0 % Capital Spending $150 - $175 Adjusted diluted EPS(3) $2.10 to $2.25 per share (3) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.12 for the remainder of 2016. Actual results will vary as a result of variability of exchange rates, among other items. See “Financial Guidance” in today’s press release.

17 Notes to Non-GAAP Financial Measures For additional details, please see today’s press release & Safe Harbor Statement Today’s press release, these presentation materials and associated presentation use the following financial measures that have not been calculated in accordance with generally accepted accounting principles (GAAP) accepted in the U.S., and therefore are referred to as non- GAAP financial measures:  Net sales at constant currency  Adjusted operating profit  Adjusted net income  Adjusted income tax expense  Adjusted diluted EPS  Net debt  Total invested capital  Net debt to total invested capital West believes that these non-GAAP measures of financial results provide useful information to management and investors regarding business trends, results of operations, and the Company’s overall performance and financial position. Our executive management team uses these financial measures to evaluate the performance of the Company in terms of profitability and efficiency, to compare operating results to prior periods, to evaluate changes in the operating results of each segment, and to measure and allocate financial resources to our segments. The Company believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends in comparing its financial measures with other companies. Our executive management does not consider such non-GAAP measures in isolation or as an alternative to such measures determined in accordance with GAAP. The principal limitation of these financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded. In addition, they are subject to inherent limitations as they reflect the exercise of judgment by management about which items are excluded. In order to compensate for these limitations, non-GAAP financial measures are presented in connection with GAAP results. We urge investors and potential investors to review the reconciliations of our non-GAAP financial measures to the comparable GAAP financial measures, and not to rely on any single financial measure to evaluate the Company’s business. In calculating adjusted operating profit, adjusted income tax expense, adjusted net income and adjusted diluted EPS, we exclude the impact of items that are not considered representative of ongoing operations. Such items generally include restructuring and related costs, certain asset impairments, other specifically identified gains or losses, and discrete income tax items. Please see “Financial Guidance” and “Non-GAAP Financial Measures” in today’s press release for further information concerning reconciling items.

18 Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 17), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Reconciliation of Net Sales to Net Sales at Constant Currency(4) (4) Net sales at constant currency translates the current-period reported sales of subsidiaries whose functional currency is other than the U.S. dollar at the applicable foreign exchange rates in effect during the comparable prior-year period. ($ million, except EPS data) Reconciliation of Reported and Adjusted Operating profit, Net Income and Diluted EPS Three months ended December 31, 2015 PPS PDS Eliminations Total Reported net sales (GAAP) $251.4 $108.5 $(0.2) $359.7 Effect of changes in currency translation rates 19.9 4.0 - 23.9 Net sales at constant currency (Non-GAAP)(4) $271.3 $112.5 $(0.2) $383.6 Three months ended December 31, 2014 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $44.6 $11.8 $31.4 $0.43 Discrete tax items - (1.8) 1.8 0.02 Adjusted (Non-GAAP) $44.6 $10.0 $33.2 $0.45 Three months ended December 31, 2015 Operating profit Income tax expense Net income Diluted EPS Reported (GAAP) $45.2 $11.2 $33.4 $0.45 Pension settlement charge 1.4 0.5 0.9 0.01 Discrete tax items - (0.8) 0.8 0.01 Adjusted (Non-GAAP) $46.6 $10.9 $35.1 $0.47

19 (5) Guidance includes various currency exchange rate assumptions, most significantly the Euro at $1.12 for the remainder of 2016. Actual results will vary as a result of exchange rate variability. (6) Please refer to “Notes to Non-GAAP Financial Measures” on slides 17 and 18, and “Non-GAAP Financial Measures” in today’s press release, for additional information regarding adjusted diluted EPS. Reconciliation of adjusted diluted EPS guidance to reported diluted EPS guidance Notes to Non-GAAP Financial Measures RECONCILIATION OF NON-GAAP MEASURES (UNAUDITED) See “Notes to Non-GAAP Financial Measures” (Slide 17-19), “Cautionary Statement” (Slide 2) and today’s press release for an explanation and reconciliation of these items. Full Year 2016 Guidance(5) (6) Adjusted diluted EPS guidance $2.10 to $2.25 Estimated restructuring charges Estimated currency devaluation (Venezuela) (0.23 to 0.28) (0.06 to 0.08) Reported diluted EPS guidance $1.74 to $1.96